SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest reported): March 21, 2007

                          AMERICANA DISTRIBUTION, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
                 (State or Other Jurisdiction of Incorporation)

         000-25783                                         84-1453702
   (Commission File Number)                    (IRS Employer Identification No.)

                                 281 8th Street
                              Jersey City, NJ 07302
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 320-1019
              (Registrant's Telephone Number, Including Area Code)

                     18851 Northeast 29th Avenue, Suite 306
                             Aventura, Florida 33180
          (Former Name or Former Address, if Changed Since Last Report)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 21, 2007, Donna Silverman resigned as President, Chief Executive Officer, Chief Financial Officer, and as a member of the Board of Directors of the Company. In addition, on May 29, 2007, Craig Press and Jeffrey Sternberg also resigned as members of our Board of Directors. To the knowledge of the Board and executive officers of the Company, neither Ms. Silverman, Mr. Press, nor Mr.
Sternberg resigned because of any disagreement with the Company on any matter related to the Company's operations, policies or practices.

On May 21, 2007, John T. Ruddy was appointed as the President, Chief Executive Officer, Chief Financial Officer and as a member of the Board of Directors of the Company. In connection with such appointment, a verbal agreement was entered into between the Company and Mr. Ruddy that Mr. Ruddy would provide services to the Company on a part-time basis for compensation in the amount of $2,000 per month, which could be paid at the discretion of the Company in arrears in either cash or in common stock of the Company.

Mr. Ruddy has served as the interim Chief Executive Office, interim Chief Financial Officer, and sole member of the board of directors of Nanoscience Technologies, Incorporated since March 2007. Mr. Ruddy has served as the President, Chief Executive Office and Chief Financial Officer of Lite King, Inc. since November 2006 and as a member of its Board of Directors since 2004. He is also currently a Managing Member for Highgate House, LLC since January 2006 and has been serving as a Captain at the Jersey City Fire Department since 1995. Mr. Ruddy has also served as a director of Bio-One Corp. from July 2005 until December 2005. Mr. Ruddy earned a B.A. from Rutgers University in 1994.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

         NA

(b) Pro Forma Financial Information.

         NA

(c) Exhibits

         None.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICANA DISTRIBUTION, INC.

                                        By: /s/ John T. Ruddy
                                        ----------------------
                                        John T. Ruddy
                                        Chairman of the Board of Directors,
                                        President, Chief Executive Officer,
                                        Chief Financial Officer


Dated: June 1, 2007



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